Exhibit 10.1

Final Form

SUPPORT AGREEMENT

This Support Agreement, dated as of March 6, 2023 (this “Agreement”), is made and entered into by and among Energy Harbor Corp., a Delaware corporation (the “Company”), Vistra Operations Company LLC, a Delaware limited liability company (“Parent”), and the stockholder named on the signature page hereto (“Stockholder” and, together with the Company and Parent, the “Parties”).

RECITALS

WHEREAS, as of the date hereof, Stockholder (or solely with respect to any Stockholder that is not an individual, any of its controlled Affiliates) is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of shares of Company Common Stock, Series A Preferred Stock and Series B Preferred Stock (as applicable) and after the date hereof may become the beneficial owner of any other equity securities of the Company (all such shares now beneficially owned by Stockholder as set forth on the signature page hereto or hereafter beneficially owned by Stockholder (or solely with respect to any Stockholder that is not an individual, any of its controlled Affiliates) collectively, the “Subject Shares”);

WHEREAS, concurrently with the execution hereof, Parent, Black Pen Inc., a Delaware corporation and a wholly owned indirect Subsidiary of Parent (“Merger Sub”), and the Company are entering into a Transaction Agreement, dated as of the date hereof and annexed as Exhibit A hereto (as it may be amended from time to time, excluding any Prohibited Amendment (as defined below), the “Transaction Agreement”), which provides for, among other things, at the Effective Time, the merger of Merger Sub with and into the Company (the “Merger”), upon the terms and subject to the conditions set forth in the Transaction Agreement (capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Transaction Agreement); and

WHEREAS, as a condition to their willingness to enter into the Transaction Agreement, Parent and Merger Sub have required that Stockholder, and as an inducement and in consideration therefor, Stockholder (in Stockholder’s capacity as the beneficial owner of the Subject Shares) has agreed to, enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, do hereby agree as follows:

ARTICLE I

AGREEMENT

1.1 Agreement.

(a) Upon the terms and subject to the conditions of this Agreement, Stockholder hereby undertakes and agrees that, unless and until this Agreement shall have been validly terminated in accordance with Section 5.2, Stockholder shall (or, to the extent that any of the Subject Shares are held of record by another record holder on behalf of Stockholder (a “Record Holder”), shall use its best efforts to cause such Record Holder and any other Person through which any of the Subject Shares are directly or indirectly beneficially owned by or held on behalf of the Stockholder (each, an “Intermediary”) to): (i) appear at any meeting of the stockholders of the Company, however called, or at any adjournment or postponement thereof, or in any other circumstance in which the vote, consent or other approval of the stockholders of the Company is sought (each, a “Company Stockholders Meeting”), and Stockholder irrevocably and unconditionally agrees that it shall, and shall use its best efforts to cause any Record Holder or Intermediary to (A) appear at each such meeting or otherwise cause all Subject Shares to be counted as present thereat for purposes of calculating a quorum and (B) vote (or cause to be voted), or execute, deliver and take (or permit another Person to execute, deliver and take), pursuant to Section 228 of the DGCL, an action by consent in lieu of a meeting of stockholders of the Company approving and adopting the Transaction Agreement and the transactions contemplated thereby as promptly as practicable; (ii) vote against any Alternative Proposal or other merger agreement or merger (other than the Transaction Agreement and the Merger), consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by the Company or its Subsidiaries; and (iii) vote against any proposal, action or agreement that would reasonably be expected to (A) materially impede, frustrate, interfere with, delay, postpone, prevent or otherwise impair the Merger or the other transactions contemplated by the Transaction Agreement or (B) result in any of the conditions set forth in Article VIII of the Transaction Agreement not being fulfilled (clause (i)—(iii) being referred to as the “Voting Commitments”). Stockholder shall not commit or agree to take any action inconsistent with the foregoing Voting Commitments.

(b) Without limiting the foregoing, upon the terms and subject to the conditions of this Agreement and unless and until this Agreement shall have been validly terminated in accordance with Section 5.2, to the extent that any of the Subject Shares are held by another Record Holder, Stockholder shall, as promptly as practicable: direct such Record Holder (and direct any applicable Intermediaries to direct such Record Holder) to (i) comply and vote at a Company Stockholders Meeting in accordance with the provisions of this Section 1.1 and/or execute, deliver and take an action by consent in lieu of a meeting of stockholders of the Company consistent with the Voting Commitments, and to provide any and all applicable directions and instructions to any such Record Holders and Intermediaries with respect thereto and/or (ii) obtain a proxy, power of attorney, or similar authority from any such Record Holders authorizing Stockholder to appear and vote at a Company Stockholders Meeting and/or execute, deliver and take an action by consent in lieu of a meeting of stockholders of the Company in accordance with the terms and restrictions of this Section 1.1 and thereupon attend and vote at a Company Stockholders Meetings and/or execute, deliver and take such action by consent pursuant to such proxy or power of attorney consistent with the Voting Commitments.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER

Stockholder represents and warrants to the Company and Parent that:

2.1 Organization; Authorization; Binding Agreement. To the extent that Stockholder is an entity, Stockholder is duly organized and validly existing under the laws of the jurisdiction of its formation or incorporation and Stockholder has duly authorized its execution, delivery and performance of this Agreement. Stockholder has full power and authority to execute, deliver and perform this Agreement. This Agreement has been duly and validly executed and delivered by Stockholder, and constitutes a legal, valid and binding obligation of Stockholder enforceable against Stockholder in accordance with its terms (except insofar as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other Laws of general applicability relating to or affecting creditors’ rights, or by principles governing the availability of equitable remedies, whether considered in a Proceeding at law or in equity).

2.2 Non-Contravention. The execution and delivery of this Agreement by Stockholder does not, and the performance by Stockholder of Stockholder’s obligations hereunder and the consummation by Stockholder of the transactions contemplated hereby will not, (a) conflict with, or result in any violation or breach of, any Law applicable to Stockholder or Stockholder’s Subject Shares and, to the extent that such Stockholder is an entity, the organizational or governing documents of such Stockholder, or (b) except as may be required by applicable securities Laws, require any consent, approval, order, authorization or other action by, or filing with or notice to, any Person (including any Governmental Authority) under any applicable Law, in case of each of clauses (a) and (b), except as would not reasonably be expected to have a material adverse effect on Stockholder’s ability to timely perform its obligations under this Agreement.

2.3 Ownership of Subject Shares. Stockholder is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of Stockholder’s Subject Shares as set forth on the signature page hereto. Such Subject Shares constitute all of the Subject Shares owned by Stockholder over which Stockholder has sole voting and disposition authority, beneficially or of record, as of the date hereof, subject to this Agreement.

2.4 Voting Power. Subject to (a) this Agreement, (b) any agreement in existence as of the date hereof of the Stockholder, any Intermediary or any of their respective Affiliates for any borrowed money, advance or extension of credit or the pledge, hypothecation or other granting of a security interest in any Subject Shares to one or more banks or financial institutions as bona fide collateral or security for any such loan, advance or extension of credit (each such agreement in existence as of the date hereof and previously disclosed to Parent, a “Loan Agreement”), and (c) that certain Stockholders Agreement, dated February 27, 2020, by and among the Company, Stockholder and other persons that become a party from time to time thereto (the “Stockholders Agreement”), Stockholder is the sole beneficial owner of the Subject Shares set forth on the signature page hereto, such Subject Shares constitute all of the capital stock and any other equity securities of the Company owned of record or beneficially by Stockholder on the date hereof, Stockholder is not the beneficial owner of, and does not have any right to acquire (whether currently, upon lapse of time, following the satisfaction of any conditions, upon the occurrence of any event or any combination of the foregoing) any shares of Company Common Stock or any other equity securities of the Company or any securities convertible into or exchangeable or exercisable for shares of Company Common Stock or such other equity securities, in each case other than such Subject Shares, and Stockholder has full and sole power and authority to direct the voting of, and full and sole power of disposition with respect to, all of such Subject Shares. Other than any Loan Agreement, that certain Amended and Restated Voting Agreement, made as of the 23rd day of January, 2023, by and between the Company and Nuveen Asset Management, LLC (together with the funds and investment accounts it manages) and the Stockholders’ Agreement, none of the Subject Shares are subject to any Lien, stockholders’ agreement, proxy, voting trust or other agreement or arrangement with respect to the voting of the Subject Shares with respect to the Transaction Agreement, except as provided hereunder.

2.5 No Litigation. There is no suit, claim, action, investigation or proceeding pending or, to the knowledge of Stockholder, threatened against Stockholder at law or in equity before or by any Governmental Authority that questions the beneficial or record ownership of Stockholder’s Subject Shares, the validity of this Agreement or the performance by Stockholder of its obligations under this Agreement or that would reasonably be expected to impair in any material respect the ability of Stockholder to perform its obligations hereunder or to consummate the transactions contemplated hereby.

2.6 No Fees. Except for the Brokers, no broker, finder or investment banker is entitled to any brokerage, finder’s or other similar fee or commission in connection with the Merger or the transactions contemplated hereby based upon arrangements made by or on behalf of Stockholder.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to Stockholder that:

3.1 Organization; Authorization. The Company is duly organized and validly existing and in good standing under the laws of the jurisdiction in which it is organized (in the case of good standing, to the extent the concept is recognized by such jurisdiction). The consummation of the transactions contemplated hereby are within the Company’s corporate powers and have been duly authorized by all necessary corporate action on the part of the Company. The Company has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated thereby.

3.2 Binding Agreement. The Company has duly executed and delivered this Agreement, and this Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms (except insofar as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other Laws of general applicability relating to or affecting creditors’ rights, or by principles governing the availability of equitable remedies, whether considered in a Proceeding at law or in equity).

3.3 No Other Representations. The Company hereby acknowledges and agrees that, except for the representations and warranties of Stockholder expressly set in Article II of this Agreement, none of Stockholder, its Affiliates, any Representative of any of the foregoing or any other Person has made, and neither the Company or any other Person has relied on, any representation or warranty regarding the Stockholder, the sufficiency of the representations and warranties set forth herein or any other matter in connection with the entry by Stockholder into this Agreement.

ARTICLE IV

ADDITIONAL COVENANTS OF STOCKHOLDER

4.1 No Transfer; No Inconsistent Arrangements. Except, in the case of clauses (a), (c) and (d) below, as provided hereunder or under the Transaction Agreement, any Loan Agreement, the Stockholders Agreement or any other agreements referenced in the Disclosure Schedule, from and after the date hereof and until the termination of this Agreement in accordance with Section 5.2, Stockholder shall not, directly or indirectly, (a) create any Lien on any or all of Stockholder’s Subject Shares, except for any Liens existing on the date of this Agreement, (b) transfer, sell, assign, gift, exchange, tender, hypothecate or otherwise dispose of (collectively, “Transfer”) any of Stockholder’s Subject Shares to any Person, other than an affiliate of Stockholder that has agreed in writing to be bound by this Agreement, (c) grant or permit the grant of any proxy or power of attorney with respect to any of Stockholder’s Subject Shares to the extent inconsistent with such Stockholder’s obligations hereunder, or (d) deposit or permit the deposit of any of Stockholder’s Subject Shares into a voting trust or enter into a voting agreement or arrangement with respect to any of such Stockholder’s Subject Shares. If any involuntary Transfer of any of the Subject Shares shall occur (including, but not limited to, a sale by Stockholder’s trustee in any bankruptcy, or a sale to a purchaser at any creditor’s or court sale), the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall take and hold such Subject Shares subject to all of the restrictions, liabilities and rights under this Agreement, which shall continue in full force and effect. Any attempted Transfer of Subject Shares or any interest therein in violation of this Section 4.1 shall be null and void ab initio.

4.2 New Securities. During the term of this Agreement, in the event that, (a) any shares of Common Stock or other equity securities of the Company are issued to the Stockholder after the date of this Agreement pursuant to any stock dividend, stock split, recapitalization, reclassification, combination or exchange of the Company securities owned by the Stockholder, (b) the Stockholder purchases or otherwise acquires beneficial ownership owner (as defined in Rule 13d-3 under the Exchange Act) of any shares of Common Stock or other equity securities of the Company after the date of this Agreement, or (c) the Stockholder acquires the right to vote or share in the voting of any Common Stock or other equity securities of the Company after the date of Agreement (such Common Stock or other equity securities of the Company, collectively the “New Securities”), then such New Securities acquired or purchased by the Stockholder shall be subject to the terms of this Agreement to the same extent as if they constituted the Subject Shares as of the date hereof.

4.3 Non-Solicitation. Stockholder has read Section 5.4 of the Transaction Agreement and agrees that Stockholder and its employees and Affiliates will not, directly or indirectly, take any action that would violate Section 5.4 of the Transaction Agreement if Stockholder and its employees and Affiliates were deemed Representatives of the Company for purposes of Section 5.4 of the Transaction Agreement.

4.4 Stop Transfer. In furtherance of this Agreement, Stockholder hereby authorizes and instructs the Company (including through the Company’s transfer agent) to enter a stop transfer order with respect to all of the Subject Shares, including authorizing the Company to, as promptly as practicable after the date of this Agreement, make a notation on its records and give instructions to the transfer agent for the Subject Shares not to permit, during the term of this Agreement, the Transfer of the Subject Shares, except for Transfers permitted pursuant to clause (b) of Section 4.1.

4.5 Waiver of Appraisal and Dissenters’ Rights and Actions. Stockholder, on behalf of itself and any other beneficial owner of Subject Shares, hereby (a) waives and agrees not to exercise any rights of appraisal or rights to dissent from the Merger that Stockholder may have and (b) agrees not to commence or participate in, assist or knowingly encourage, and to take all actions necessary to opt out of, any class in any class action with respect to, any action or claim, derivative or otherwise, against Parent, Merger Sub, the Company or any of their respective Subsidiaries or Affiliates and each of their successors and assigns relating to the negotiation, execution or delivery of this Agreement or the Transaction Agreement or the consummation of the Merger, including any claim (i) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement (including any claim seeking to enjoin or delay the closing of the Merger) or (ii) alleging a breach of any fiduciary duty of the Company Board in connection with the Transaction Agreement or the transactions contemplated thereby; provided that nothing in this Section 4(c) shall restrict or prohibit Stockholder from asserting (A) its right to receive the Merger Consideration in accordance with the Transaction Agreement and the DGCL or (B) counterclaims or defenses in any proceeding brought or claims asserted against it by Parent, Merger Sub, the Company or any of their respective Subsidiaries or Affiliates and each of their successors and assigns relating to this Agreement or the Transaction Agreement, or from enforcing its rights under this Agreement. Stockholder has received and reviewed a copy of the Transaction Agreement. Stockholder understands and acknowledges that Parent and Merger Sub are entering into the Transaction Agreement in reliance upon Stockholder’s execution, delivery and performance of this Agreement and the representations, warranties, covenants and other agreements of Stockholder contained herein.

4.6 Communications. Stockholder shall not, and shall use reasonable best efforts to cause its Representatives not to, make any press release, public announcement or other communication with respect to the business or affairs of any of the Company, Parent or Merger Sub, including this Agreement and the Transaction Agreement and the transactions contemplated hereby and thereby, without the prior written consent of Parent; provided that Stockholder may make such public filings and communications to the extent it deems reasonably necessary or appropriate to comply with applicable law or to enforce the rights of Stockholder hereunder. Stockholder hereby (a) consents to and authorizes the publication and disclosure by Parent of Stockholder’s identity and collective holding of Subject Shares, and the nature of Stockholder’s commitments, arrangements and understandings under this Agreement in any press release or any other disclosure document in connection with the Merger or any other transactions contemplated by the Transaction Agreement, subject to the prior written consent of Stockholder, such consent not to be unreasonably withheld or delayed; provided, however, that no such consent shall be required for any such disclosure by Parent or its Affiliates as necessary to comply with applicable law or stock exchange regulations, so long as Parent or its Affiliates shall confer with Stockholder in advance regarding such disclosure to the extent practicable, as contemplated by this Agreement (including Section 5.7) or to enforce the rights of Parent hereunder and (b) agrees as promptly as practicable to notify Parent of any required corrections with respect to any written information supplied by Stockholder specifically for use in any such disclosure document. For purposes of the preceding sentence, “Stockholder” shall refer collectively to Stockholder and its Affiliates that are parties to a support agreement substantially in the form of this Agreement, and not to the Stockholder or any such Affiliate individually.

4.7 Release. Effective as of the Closing, Stockholder hereby irrevocably and unconditionally waives and releases, in its capacity as a stockholder, director, manager, officer, employee and/or agent of the Company or its Subsidiaries, on behalf of itself, and each of its controlled Affiliates (other than the Company and its Subsidiaries), Parent, the Company (including the Surviving Corporation), and their respective Subsidiaries and Affiliates (collectively, the “Company Released Parties” and, individually, a “Company Released Party”) from any and all other rights and claims (whether express or implied, absolute or contingent, liquidated or unliquidated, known or unknown, determined, determinable or otherwise) that Stockholder or such controlled Affiliate may now or hereafter have relating to or arising from facts, occurrences or circumstances existing at, or prior to or after the Closing, whether at law or in equity, in contract, in tort or otherwise, in each case, to the extent related to or arising out of Stockholder’s investment in the Company or ownership of the Company Common Stock, the Series A Preferred Stock, the Series B Preferred Stock or any other equity interest in the Company held or claimed to be held by Stockholder or its controlled Affiliates, including with respect to the payment of any Merger Consideration or the Preferred Stock Redemption Amount (to the extent applicable to such Stockholder) or pursuant to the Stockholders Agreement; provided, however, that notwithstanding the foregoing, nothing in this Section 4.7 shall be deemed a waiver or release of (a) any compensation, benefits or any other rights in connection with such Stockholder’s employment or engagement by the Company or any of its Subsidiaries, (b) any right to indemnification of any current or former director or officer by the Company or any of its Subsidiaries pursuant to such entity’s organizational documents or agreements with the Stockholder, if applicable, (c) any rights of Stockholder or its Representatives under any directors’ and officers’ or similar insurance policy pursuant to which they are a covered person (and subject in all respects to the terms and conditions thereof), (d) any rights of Stockholder under this Agreement or any other Transaction Document (including with respect to the payment of the Merger Consideration), against the other parties hereto and thereto and subject in all respects to the terms and conditions hereof or thereof, (e) any other agreement (excluding the Transaction Documents, the Stockholders Agreement, the Certificate of Designation of the Series A Preferred Stock (the “Series A COD”) and the Certificate of Designation of the Series B Preferred Stock (the “Series B COD” and, together with the Series A COD, the “CODs”)[, which claims under the CODs shall be governed by the terms thereof subject to the terms of Section 4.8 below]) between any Party or its Affiliates, on the one hand, and Stockholder, on the other hand, subject to the terms and conditions thereof, or (f) any payment or other obligations under any debt securities, agreements or instruments. The Parties acknowledge and agree that the Released Parties are intended third-party beneficiaries of this Section 4.7. Nothing in this Agreement precludes the Parties or any Company Released Party from exercising any rights under the Transaction Agreement or any other agreement to which they are specifically a party or an express third-party beneficiary thereof, and nothing in this Agreement shall limit the liability or obligations of any Company Released Party under any other agreement to which they are specifically a party.

4.8 [Consent and Waiver. Subject to the immediately succeeding sentence, Stockholder hereby irrevocably consents, agrees and waives the following matters set forth in, or related to, the CODs: (a) the dispute resolution procedures set forth in clause (ii) of the definition of “Fair Value” in the CODs shall be deemed deleted in its entirety; (b) the determination of Fair Value by the “Valuator” (as defined in the CODs) pursuant to each COD shall be final and binding on the Stockholder for all purposes, and the Stockholder agrees not to dispute such Fair Value pursuant to clause (ii) of the definition of Fair Value; (c) the Stockholder shall not voluntarily redeem his/her/its Series A Preferred Stock or Series B Preferred Stock pursuant to Section 8.2 of each COD; and (d) notwithstanding anything to the contrary contained in Article 10 of either COD, the Series A Preferred Stock and the Series B Preferred Stock shall not be Transferred (as defined in the CODs) by the Stockholder or his/her/its Affiliates, and any attempted Transfer shall be void ab initio. Upon the termination of this Agreement prior to the Effective Time, this Section 4.8 shall be void ab initio and have no further effect.]

4.9 [Reimbursement of the Termination Fee. If (a) Stockholder is a Significant Stockholder, (b) a number of stockholders of the Company holding in the aggregate less than a majority of all shares of the Company entitled to vote delivers the Written Consent to the Company and Parent within sixty (60) days after the date of this Agreement, (c) the Stockholder fails to deliver (or cause to be delivered) the Written Consent to the Company and Parent with respect to at least ninety-five percent (95%) of the Subject Shares beneficially owned by such Stockholder within sixty (60) days after the date of this Agreement, and (d) as a result of the failure to obtain the consents specified in clauses (b) and (c), the Transaction Agreement is terminated pursuant to its terms and the Company pays the Termination Fee to Parent or its designee, then Stockholder shall promptly reimburse the Company for the amount of the Termination Fee, provided that if clauses (b) through (d) apply to any other beneficial holders of Company Common Stock signing an agreement substantially similar to this Agreement (such beneficial holders, together with Stockholder, “Non-Delivering Stockholders”), then Stockholder will only be required to reimburse the Company for its proportionate share of the Termination Fee, with such proportionate share calculated as the number of Subject Shares beneficially held by the Stockholder divided by the total number of shares of Company Common Stock held by Non-Delivering Stockholders (including Stockholder).]

ARTICLE V

MISCELLANEOUS

5.1 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given (a) when delivered personally by hand (with written confirmation of receipt), (b) when sent by email (provided that no “bounce-back” or similar notice is received by the electronic mail sender within two (2) hours thereafter indicating that such electronic mail was undeliverable or otherwise not delivered)) or (c) one (1) Business Day following the day sent by an internationally recognized overnight courier (with written confirmation of receipt), in each case, at the following addresses and email addresses (or to such other address or email address as a Party may have specified by notice given to the other Party under this provision): (i) if to the Company or Parent, in accordance with the provisions of the Transaction Agreement and (ii) if to Stockholder, to Stockholder’s address or e-mail address set forth on a signature page hereto, or to such other address or e-mail address as Stockholder may hereafter specify in writing for the purpose by notice to the Company and Parent.

5.2 Termination. This Agreement shall terminate automatically as to Stockholder, Parent and the Company, without any notice or other action by any Person, upon the first to occur of (a) the valid termination of the Transaction Agreement in accordance with its terms, (b) the Effective Time, (c) the date of any Prohibited Amendment (as defined below) that is effected without Stockholder’s prior written consent, or (d) the written consent of Stockholder, Parent and the Company. Upon termination of this Agreement as to any Party, such Party shall not have any further obligations or liabilities under this Agreement; provided, however, that (i)the provisions of Sections 4.5, 4.6, 4.7, [4.8] and [4.9] shall survive any termination of this Agreement as a result of the occurrence of the Effective Time and (ii) the provisions of this Article V shall survive any termination of this Agreement. A “Prohibited Amendment” means any one or more amendments, modifications or waivers of any provision of the Transaction Agreement (as in effect on the date hereof) (A) in a manner that reduces the amount of the Merger Consideration (including any change to the formula with respect thereto), changes the form of the Merger Consideration payable, materially changes the VZ Contribution, or imposes any material restrictions on or additional material conditions on the payment of the Merger Consideration, or otherwise adversely affects the Stockholder (in its capacity as such) in any material respect in a manner disproportionate to the other holders of the same class of Company stock and entitled to the same treatment with respect thereto under the Transaction Documents (in their capacities as such) or (B) that relates to the terms and conditions upon which the Transaction Agreement may be terminated by the Company pursuant to Section 7.1 of the Transaction Agreement.

5.3 Amendments and Waivers. Any provision of this Agreement may be amended or waived if such amendment or waiver is in writing and is signed, in the case of an amendment, by each Party to this Agreement or, in the case of a waiver, by each Party against whom the waiver is to be effective. No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

5.4 Expenses. The Company agrees to pay as a Company Transaction Expense prior to the Closing Date (or, if the Transaction Agreement is terminated, within 5 Business Days of such termination), the reasonable, documented out-of-pocket fees and expenses incurred by the Stockholder in connection with the review, negotiation, execution and/or amendment of any of the Transaction Documents, whether or not the Merger is consummated.

5.5 Binding Effect; Benefit; Assignment. Except as otherwise expressly provided herein, the Parties hereby agree that their respective representations, warranties and covenants set forth herein are solely for the benefit of the other Party, in accordance with and subject to the terms of this Agreement, and this Agreement is not intended to, and does not, confer upon any Person (including, for the avoidance of doubt, Parent, Merger Sub, and their respective Affiliates and Representatives) other than the Parties any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth herein, except as provided in Section 5.16 (which will be to the benefit of the Persons referred to in such Section). Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the Parties (whether by operation of Law or otherwise) without the prior written consent of the other Parties. No assignment by any Party shall relieve such Party of any of its obligations hereunder. Subject to the limitations regarding assignment herein, this Agreement will be binding upon, inure to the benefit of and be enforceable by the Parties and their respective successors and permitted assigns. Any purported assignment not permitted under this Section 5.5 shall be null and void ab initio.

5.6 Governing Law; Venue.

(a) Each Party irrevocably consents to the service of process outside the territorial jurisdiction of the courts referred to in this Section 5.6 in any such action or proceeding by mailing copies thereof by registered or certified United States mail, postage prepaid, return receipt requested, to its address as specified in or pursuant to Section 5.1; provided, however, that the foregoing shall not limit the right of a Party to effect service of process on the other party by any other legally available method.

(b) This Agreement will be governed by and construed in accordance with the Laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. In addition, each of the Parties irrevocably agrees that any legal action or proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by the other Party or its successors or assigns, will be brought and determined exclusively in the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware). Each of the Parties hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action relating to this Agreement or any of the Transactions in any court other than the aforesaid courts. Each of the Parties by this Agreement irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (i) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to serve in accordance with Section 5.6(a), (ii) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (iii) to the fullest extent permitted by the applicable Law, any claim that (A) the action or proceeding in such court is brought in an inconvenient forum, (B) the venue of such action or proceeding is improper or (C) this Agreement, or the subject matter hereof, may not be enforced in or by such courts. The Parties agree that a final trial court judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law; provided, however, that nothing in the foregoing shall restrict any Party’s rights to seek any post-judgment relief regarding, or any appeal from, such final trial court judgment.

(c) EACH OF THE PARTIES IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING BETWEEN THE PARTIES ARISING OUT OF OR RELATING TO THE TRANSACTIONS. EACH PARTY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PARTY WOULD NOT, IN THE EVENT OF ANY PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 5.6.

5.7 Consent to Disclosure. Stockholder hereby consents to the publication and disclosure in the notice under Section 228(e) of the DGCL and any other notice, information statement, proxy statement or prospectus used by the Company in connection with the Transactions of Stockholder’s identity and beneficial ownership of Subject Shares and the nature of Stockholder’s commitments, arrangements and understandings under and relating to this Agreement and, if deemed appropriate by the Company or Parent, a copy of this Agreement. Stockholder will promptly provide any information reasonably requested by the Company or Parent for any regulatory application or filing made or approval sought in connection with the Transactions (including filings with the SEC). For purposes of the preceding sentence, “Stockholder” shall refer collectively to Stockholder and its Affiliates that are parties to a support agreement substantially in the form of this Agreement, and not to the Stockholder or any such Affiliate individually.

5.8 Enforcement of Agreement. The Parties acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or were otherwise breached, and that monetary damages, even if available, would not be an adequate remedy therefor, and that they shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof. It is accordingly agreed that the Parties shall be entitled to an injunction or injunctions, or any other appropriate form of specific performance or equitable relief, to prevent breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court to which the Parties have submitted under Section 5.6, without the necessity of proving the inadequacy of money damages as a remedy (and each Party hereby waives any requirement for the securing or posting of any bond in connection with such remedy), this being in addition to any other remedy to which they are entitled at law or in equity. In addition to any other remedy that a Party may have under law or in equity, in the event of any breach or threatened breach by Parent, the Company or Stockholder of any covenant or obligation of such party contained in this Agreement, the other Parties shall be entitled to obtain (i) an order of specific performance to enforce the observance and performance of such covenant; and (ii) an injunction restraining such breach or threatened breach. The Parties further agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to Law or inequitable for any reason, nor to assert that a remedy of monetary damages would provide an adequate remedy or that posting security is required. Each of the Parties acknowledges and agrees that the right of specific enforcement is an integral part of the transactions contemplated by this Agreement and without such right, none of the Parties would have entered into this Agreement.

5.9 Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall be one (1) and the same instrument. Delivery of an executed counterpart hereof by facsimile or other electronic transmission (including email or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) shall be effective as delivery of an original counterpart hereof.

5.10 Entire Agreement. This Agreement, together with the other documents and instruments referred to herein, constitute the entire agreement, and supersede all prior agreements and understandings, both written and oral, among the Parties and their Affiliates, or any of them, related to the subject matter hereof.

5.11 Severability. If any term or other provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule or law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

5.12 Headings. The Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

5.13 Interpretation. Unless the context otherwise requires, as used in this Agreement: (a)“or” is not exclusive; (b) “including” and its variants mean “including, without limitation” and its variants; (c) words defined in the singular have the parallel meaning in the plural and vice versa; (d) words of one gender shall be construed to apply to each gender; and (e) the terms “Article,” “Section” and “Schedule” refer to the specified Article, Section or Schedule of or to this Agreement; and (f) neither the Company nor any of its Subsidiaries shall be construed to be a Subsidiary or Affiliate of Stockholder.

5.14 Capacity as Stockholder. Notwithstanding anything herein to the contrary, (a) Stockholder signs this Agreement solely in Stockholder’s capacity as a beneficial owner of the Subject Shares, and not in any other capacity and this Agreement shall not limit or otherwise affect the actions of Stockholder, any Affiliate thereof or any of their respective Representatives or designees in its capacity, if applicable, as an officer, director, employee or agent of the Company, and (b) nothing herein shall in any way restrict a director, officer, employee or agent of the Company in the taking of any actions (or failure to act) in his or her capacity as such, or in the exercise of his or her fiduciary duties as a director or officer of the Company or otherwise, or prevent or be construed to create any obligation on the part of any director, officer, employee or agent of the Company from taking any action in his or her capacity as such.

5.15 No Agreement Until Executed. This Agreement shall not be effective unless and until (a) the Transaction Agreement is executed by all parties thereto, and (b) this Agreement is executed by all Parties.

5.16 No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in the Company or any other Person any direct or indirect ownership or incidence of ownership of or with respect to the Subject Shares. All rights, ownership and economic benefits of and relating to the Subject Shares shall remain vested in and belong to Stockholder, and the Company shall not exercise any power or authority to direct Stockholder in the voting of any of the Subject Shares, except as otherwise expressly provided herein.

5.17 Non-Recourse. Notwithstanding anything that may be expressed or implied in this Agreement, or any document, certificate or instrument delivered in connection herewith or otherwise (together, the “Transaction Documents”), each of the Company, Parent and Stockholder acknowledges and agrees, on behalf of itself and its respective Related Persons (as defined below), that all Proceedings that may be based upon, in respect of, arise under, out of, by reason of, be connected with, or relate in any manner to (a) this Agreement or any Transaction Document or the Transactions, (b) the negotiation, execution or performance of this Agreement or any other Transaction Document (including any representation or warranty made in, in connection with, or as an inducement to, any of the foregoing documents), (c) any breach or violation of this

Agreement or any other Transaction Document or (d) the failure of the Transactions to be consummated, in each case may be made only against (and are those solely of) the Persons that are expressly identified Parties or as parties to any Transaction Document, as applicable. In furtherance and not in limitation of the foregoing, each of the Company, Parent and Stockholder acknowledges and agrees, on behalf of itself and its respective Related Persons, that no recourse under this Agreement or any other Transaction Document or in connection with any Transactions shall be sought or had against any such other Person not a party to this Agreement or any Transaction Document, as applicable, and no such other Person shall have any liabilities (whether in contract or in tort, in law or in equity or otherwise, or granted by statute or otherwise, whether by or through attempted piercing of the corporate, partnership, limited partnership or limited liability company veil or any other theory or doctrine) of any nature whatsoever arising under, out of, in connection with or related in any manner to the items in the preceding clauses (a) through (d), it being expressly agreed and acknowledged that no liabilities whatsoever shall attach to, be imposed on or otherwise be incurred by any direct or indirect, past, present or future shareholder, equity holder, controlling person, member, partner (limited or general), manager, director, officer, employee, lender, financing source, Affiliate, agent or other representative of Parent, the Company or Stockholder or any of their respective Affiliates (collectively, with such Person’s assignees, successors and assigns, the “Related Persons”), through the Company, Parent, Stockholder or their respective Subsidiaries or otherwise, whether by or through attempted piercing of the corporate, partnership, limited partnership or limited liability company veil, by or through a claim by or on behalf of any Party, as applicable, by the enforcement of any assessment or by any legal or equitable actions, suits, claims, investigations or proceedings, by virtue of any Law, or otherwise. The Parties acknowledge and agree that the Related Persons are intended third-party beneficiaries of this Section 5.16. Nothing in this Agreement precludes the Parties or any Related Persons from exercising any rights under the Transaction Agreement or any other agreement to which they are specifically a party or an express third-party beneficiary thereof, and nothing in this Agreement shall limit the liability or obligations of any Related Person under any other agreement to which they are specifically a party.

5.18 Most-Favored Nation. If any other beneficial holder or record holder of Company Common Stock, Series A Preferred Stock or Series B Preferred Stock enters into a support agreement or other similar agreement with respect to the Merger or the Transaction Agreement on terms that are materially more favorable, taken as a whole, to such holder, with respect to the same class of Company stock, than the terms of this Agreement are to Stockholder, the Company shall so inform Stockholder, and this Agreement shall automatically be deemed amended or modified to incorporate such more favorable terms. [For the avoidance of doubt, this Section 5.18 shall not apply to Section 4.7, to the extent it applies to a holder of Series A Preferred Stock or Series B Preferred Stock, and Section 4.8, to the extent it applies to a holder of Series A Preferred Stock or Series B Preferred Stock.]

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned Parties has executed this Agreement on the date set forth in the introductory clause above.

ENERGY HARBOR CORP.

By:
Name:
Title:

[SIGNATURE PAGE TO SUPPORT AGREEMENT]

VISTRA OPERATIONS COMPANY LLC

By:
Name:
Title:

[SIGNATURE PAGE TO SUPPORT AGREEMENT]

IN WITNESS WHEREOF, each of the undersigned Parties has executed this Agreement on the date set forth in the introductory clause above.

[STOCKHOLDER]

By:
Name:
Title: Address for Notice: [____________] Subject Shares owned by Stockholder

[SIGNATURE PAGE TO SUPPORT AGREEMENT]